UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

ASCENDANT NATURAL RESOURCES FUND

Annual Report

September 30, 2013

www.ascendantfunds.com

1 (855) 527-2363

Distributed by Northern Lights Distributors, LLC

Member FINRA

Ascendant Advisors Natural Resources Fund

Shareholder Letter

September 30, 2013

The Ascendant Natural Resources Fund (the "Fund") began trading on October 5, 2011. The Fund invests at least 80% of portfolio assets in stocks of companies involved in natural resource industries, including oil & gas, precious metals, agriculture, timber and other "hard asset" commodities. Our proprietary process is built on a bottom up, quantitative approach to investment research and security selection. Although the process is primarily quantitative, the most attractive opportunities are evaluated for qualitative considerations before portfolios are constructed or sell decisions are made.

The Fund’s (NRGIX) results for the year-to-date and 12-month period ended September 30, 2013 show an increase in value of 7.07% and 4.00% respectively.  Top performing industries were Containers and Packaging, Energy Equipment and Services, and Oil & Gas.  Detractors to returns were holdings in the Metals and Mining Industries.

Our Fund is designed to provide  investors exposure to a broad group of natural resource equities as well as a few specific commodity exposures gained indirectly through funds, ETF’s or ETN’s.  Political, fiscal, and monetary policy risks often impact the outlook for natural resources and the companies who produce them.  We are constantly looking for what we believe are the most attractively valued stocks in these sectors/industries that have strong earnings potential.  Given the current environment we like precious metals and small-mid cap exploration and production companies for potential near term capital gain exposure.

Regards,

Todd Smurl, CFA

Portfolio Manager

2921-NLD-11/22/2013

Ascendant Natural Resources Fund
PORTFOLIO REVIEW
September 30, 2013 (Unaudited)

The Fund’s performance figures* for the periods ending September 30, 2013, compared to its benchmarks:

	One Year	Inception**- September 30, 2013
Ascendant Natural Resources Fund Class A Shares	3.77%	9.02%
Ascendant Natural Resources Fund Class A Shares with load	(2.15)%	5.82%
Ascendant Natural Resources Fund Class C Shares	3.18%	8.41%
Ascendant Natural Resources Fund Class I Shares	4.00%	9.66%
S&P North American Natural Resource Sector Index	7.24%	12.25%

* The performance data quoted here represents past  performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded NAV on September 30, 2013.  The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares.  The Fund’s total annual operating expenses, including expenses of the underlying funds, are 2.62%, 3.37% and 2.37%, respectively, for Class A, Class C and Class I shares per the June 10, 2013 prospectus.  For performance information current to the most recent month-end, please call toll free (855) 527-2363.

** Commencement of operations is October 5, 2011.

S&P North American Natural Resource Sector Index is an equity benchmark that represents U.S. traded securities across a broadly defined North American Natural Resource sector. S&P Indices uses GICS® to determine a company’s classification. The index is modified-capitalization weighted, where a stock’s weight is capped at a level determined on a sector basis. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Ascendant Natural Resources Fund
PORTFOLIO REVIEW (Continued)
September 30, 2013 (Unaudited)

Percent of
Top Asset Class/Industry Sector +	Net Assets
Energy	68.9%
Basic Materials	9.8%
Exchange Traded Funds - Commodity	5.9%
Exchange Traded Funds - Equity	1.5%
Financial	6.8%
Industrial	4.0%
Other, Cash & Cash Equivalents	3.1%
100.0%

+ Represents holdings of the Ascendant Natural Resources Master Fund.

ASCENDANT NATURAL RESOURCES FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment in Ascendant Natural Resources Master Fund ("Master Fund")(Cost $6,214,591)	$ 7,201,899
Cash & cash equivalents	2,376
Receivable due from Advisor	22,919
Prepaid expenses and other assets	15,299
TOTAL ASSETS	7,242,493

LIABILITIES
Fees payable to affiliates	3,482
Distribution (12b-1) fees payable	540
Accrued expenses and other liabilities	15,971
TOTAL LIABILITIES	19,993
NET ASSETS	$ 7,222,500

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 6,795,470
Accumulated net investment loss	(12,203)
Accumulated net realized loss from security transactions	(548,075)
Net unrealized appreciation of investments	987,308
NET ASSETS	$ 7,222,500

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 2,745,028
Shares of beneficial interest outstanding	232,307
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$ 11.82
Maximum offering price per share (maximum sales charge of 5.75%) (b)	$ 12.54

Class C Shares:
Net Assets	$ 19,498
Shares of beneficial interest outstanding	1,669
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 11.68

Class I Shares:
Net Assets	$ 4,457,974
Shares of beneficial interest outstanding	372,744
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 11.96

(a) Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.
(b)	Purchases of $1,000,000 or more of Class A shares may be subject to a 1% contingent deferred sales charge.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividend income allocated from the Master Fund (less foreign tax withholding of $2,534)	$ 127,534
Interest income allocated from the Master Fund	112
Interest	3
Expenses allocated from the Master Fund	(122,652)
TOTAL INVESTMENT INCOME	4,997

EXPENSES
Investment advisory fees	31,001
Distribution (12b-1) fees:
Class A	7,438
Class C	367
Professional fees	24,352
Transfer agent fees	17,400
Administrative services fees	14,944
Accounting services fees	13,727
Registration fees	10,001
Printing and postage expenses	7,878
Trustees fees and expenses	6,863
Custodian fees	4,978
Compliance officer fees	3,504
Non 12b-1 shareholder servicing	309
Insurance expense	150
Other expenses	3,276
TOTAL EXPENSES	146,188

Less: Fees waived and reimbursed by the Adviser	(115,364)

NET EXPENSES	30,824
NET INVESTMENT LOSS	(25,827)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions allocated from the Master Fund	(417,139)
Net change in unrealized appreciation of:
Investments allocated from the Master Fund	721,988
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	304,849

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 279,022

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	Period Ended
	September 30,	September 30,
	2013	2012**
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment loss	$ (25,827)	$ (18,937)
Net realized loss from security transactions	(417,139)	(122,926)
Net change in unrealized appreciation of investments	721,988	265,320
Net increase in net assets resulting from operations	279,022	123,457

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	-	(6,972)
Class I	-	(324)
Net decrease in net assets resulting from distributions to shareholders	-	(7,296)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	652,871	3,428,662
Class C	15,000	69,210
Class I	3,718,954	1,808,374
Net asset value of shares issued in reinvestment of distributions:
Class A	-	6,946
Class I	-	324
Redemption fee proceeds:
Class A	2	236
Class I	2	12
Payments for shares redeemed:
Class A	(1,054,360)	(408,281)
Class C	(64,534)	(10)
Class I	(345,323)	(1,000,768)
Net increase in net assets resulting from shares of beneficial interest	2,922,612	3,904,705

TOTAL INCREASE IN NET ASSETS	3,201,634	4,020,866

NET ASSETS
Beginning of Period	4,020,866	-
End of Period*	$ 7,222,500	$ 4,020,866
*Includes accumulated net investment loss of:	$ (12,203)	$ (17,058)

** The Ascendant Natural Resources Fund commenced operations on October 5, 2011.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	Period Ended
	September 30,	September 30,
	2013	2012**
SHARE ACTIVITY
Class A:
Shares Sold	56,602	306,420
Shares Reinvested	-	635
Shares Redeemed	(93,614)	(37,736)
Net increase (decrease) in shares of beneficial interest outstanding	(37,012)	269,319

Class C:
Shares Sold	1,320	6,047
Shares Redeemed	(5,697)	(1)
Net increase (decrease) in shares of beneficial interest outstanding	(4,377)	6,046

Class I:
Shares Sold	326,069	168,342
Shares Reinvested	-	29
Shares Redeemed	(30,118)	(91,578)
Net increase in shares of beneficial interest outstanding	295,951	76,793

** The Ascendant Natural Resources Fund commenced operations on October 5, 2011.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

		Class A			Class C			Class I
		Year Ended	Period Ended		Year Ended	Period Ended		Year Ended	Period Ended
		September 30,	September 30,		September 30,	September 30,		September 30,	September 30,
		2013	2012 (1)		2013	2012 (1)		2013	2012 (1)
Net asset value, beginning of period		$ 11.39	$ 10.00		$ 11.33	$ 10.00		$ 11.50	$ 10.00

Activity from investment operations:
	Net investment loss (2)	(0.06)	(0.08)		(0.15)	(0.22)		(0.04)	(0.06)
	Net realized and unrealized
	gain on investments	0.49	1.52		0.50	1.60		0.50	1.61
Total from investment operations		0.43	1.44		0.35	1.38		0.46	1.55

Less distributions from:
	Net realized gains	-	(0.05)		-	(0.05)		-	(0.05)
Total distributions		-	(0.05)		-	(0.05)		-	(0.05)

Paid-in-Capital From Redemption Fees (2)(11)		0.00	-	0.00		-		0.00	-

Net asset value, end of period		$ 11.82	$ 11.39		$ 11.68	$ 11.33		$ 11.96	$ 11.50

Total return (3)		3.77%	14.41%	(8)	3.09%	13.81%	(8)	4.00%	15.52%	(8)

Net assets, at end of period (000s)		$ 2,745	$ 3,069		$ 19	$ 69		$ 4,458	$ 883

Ratio of gross expenses to average
	net assets (4)(6)(7)	4.40%	9.07%	(5)	5.15%	9.82%	(5)	4.15%	8.82%	(5)
Ratio of net expenses to average
	net assets (6)(7)	2.60%	2.60%	(5)	3.35%	3.35%	(5)	2.35%	2.35%	(5)
Ratio of net investment loss
	to average net assets (6)(7)	(0.52)%	(0.72)%	(5)	(1.31)%	(1.47)%	(5)	(0.31)%	(0.47)%	(5)

Portfolio Turnover Rate (10)		62%	92%	(8)(9)	62%	92%	(8)(9)	62%	92%	(8)(9)

(1)		The Ascendant Natural Resources Fund's Class A, Class C and Class I shares commenced operations on October 5, 2011.
(2)		Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)		Total returns shown exclude the effect of applicable sales charges.
(4)		Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized.
(6)		Does not include the expenses of other investment companies in which the Fund invests except from the Master Fund.
(7)		Includes the Fund's share of income and expenses allocated from the Master Fund.
(8)	Not annualized.
(9)		Fund's portfolio turnover prior to converision into a Feeder Fund was 58%.
(10)		Calculated based on investment activity of Ascendant Natural Resources Master Fund.
(11)	Less than $0.005 per share.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The Ascendant Natural Resources Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. On March 21, 2012, the Fund transferred substantially all of its assets to the Ascendant Natural Resources Master Fund. The transaction had no material effect on an investment in the Fund.  The Fund’s investment objective is to seek growth of capital.

The Fund is a “feeder” fund that currently invests substantially all of its assets in the Ascendant Natural Resources Master Fund, a series of Northern Lights Fund Trust (the “Master Fund”), which has the same investment objective and strategies as the Fund. Generally all investments are made at the Master Fund level. This structure is sometimes called a “master-feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Master Fund. As of September 30, 2013, the Fund’s proportionate interest in the net assets of the Master Fund was 100%. The Fund also may invest in additional master funds, other investment companies managed by Ascendant Advisors, LLC, or directly in a portfolio of securities.

The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, including its Portfolio of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Securities valuation – The Fund records its investment in the Master Fund at fair value, which generally represents its proportionate ownership of the Member’s Capital of the Master Fund. Valuation of the investments of the Master Fund is further discussed in Note 2 to its financial statements which are attached herein.

Cash and Cash Equivalents – The Fund considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Security transactions and related income – The Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. Income and expenses that are directly attributable to the Fund are recorded on an accrual basis as earned or as incurred.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012), or expected to be taken in the Fund’s 2013 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

3. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Ascendant Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Trust, with respect to the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. Under the terms of the Master Fund Advisory Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Ascendant Natural Resources Master’s Fund's average daily assets, making the total combined annual fee the Adviser receives from the Natural Resources Fund, master and feeder, 1.35%.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expenses on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) and including the expenses allocated from the Master Fund, do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum for Class C average daily net assets, and 2.35% per annum for Class I average daily net assets.  For the year ended September 30, 2013, the Advisor waived its advisory fee and reimbursed expenses in the total amount of $115,364.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and each Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 2.60%, 3.35% and 2.35% of average daily net assets, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.60%, 3.35% and 2.35% of average daily net assets for Class A, Class C and Class I, respectively. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed 2.60%, 3.35% and 2.35% per annum of the average daily net assets respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

The following amounts are subject to recapture by the Fund by the following dates:

9/30/2015	$ 175,594
9/30/2016	$ 115,364

Distributor- The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution Plan and Shareholder Servicing Agreement pursuant to Rule 12b-1 under the 1940 Act for each of the Class A shares and Class C shares of the Fund (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of GFS. For the year ended September 30, 2013, the Distributor received $3,005 in underwriting commissions for sales of Class A shares, of which $397 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts owed to GFS for these various services as of September 30, 2013 are reported in the Statement of Assets and Liabilities as “Fees payable to affiliates”.

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

4.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation, undistributed ordinary income (loss) and accumulated net realized gain/(loss) from security transactions is primarily attributable to the adjustments for the Master Fund, including the flow through of adjustments from investments in limited partnerships, PFICs, REITs, Grantor Trusts and straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $28,734.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $359,303.

At September 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the period ended September 30, 2013 as follows:

5.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption fee occurs.  For the year ended September 30, 2013, Class A and Class I assessed $2 and $2, respectively, in redemption fees.

6.

 NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASU’s require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

7. PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin , Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor, to the Board of Trustees of the Trust.

Shares Voted

         Shares Voted Against

             In Favor

   or Abstentions

Mark Garbin

   609,702,446

      7,380,704

Mark D. Gersten

  609,750,246

      7,332,904

John V. Palancia

  609,370,118

      7,713,033

Andrew Rogers

  609,691,730

      7,391,421

ASCENDANT NATURAL RESOURCES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Shares Voted

         Shares Voted Against

             In Favor

   or Abstentions

Mark H. Taylor

  608,885,975

      8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ascendant Natural Resources Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Ascendant Natural Resources Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), as of September 30, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 5, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and  significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ascendant Natural Resources Fund, as of September 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period October 5, 2011 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

ASCENDANT NATURAL RESOURCES FUND

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the Ascendant Natural Resources Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Ascendant Natural Resources Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Ascendant Natural Resources Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13– 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,017.20	$13.15	2.60%
Class C	1,000.00	1,014.80	16.93	3.35
Class I	1,000.00	1,018.70	11.88	2.35

Hypothetical (5% return before expenses)	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13 – 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Class A	$1,000.00	$1,012.03	$13.12	2.60%
Class C	1,000.00	1,008.27	16.87	3.35
Class I	1,000.00	1,013.30	11.85	2.35

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

ASCENDANT NATURAL RESOURCES MASTER FUND

Annual Report

September 30, 2013

www.ascendantfunds.com

1 (855) 527-2363

	Ascendant Natural Resources Master Fund
	PORTFOLIO OF INVESTMENTS
	September 30, 2013
Shares		Value
	COMMON STOCKS - 87.8%
	CHEMICALS - 3.1%
1,072	CF Industries Holdings, Inc.	$ 226,010

	MACHINERY-DIVERSIFIED - 1.8%
1,626	Deere & Co.	132,340

	MINING - 1.8%
3,844	Freeport-McMoRan Copper & Gold, Inc.	127,159

	OIL & GAS - 54.6%
1,959	Anadarko Petroleum Corp.	182,167
2,126	Apache Corp.	181,008
3,359	BP PLC - ADR	141,179
3,528	Cabot Oil & Gas Corp.	131,665
2,033	Chevron Corp.	247,009
1,658	Cimarex Energy Co.	159,831
2,976	ConocoPhillips	206,862
794	Continental Resources, Inc. *	85,164
8,152	Denbury Resources, Inc. *	150,078
2,289	Devon Energy Corp.	132,213
2,421	Diamond Offshore Drilling, Inc.	150,877
1,904	EOG Resources, Inc.	322,309
2,624	Exxon Mobil Corp.	225,769
3,900	HollyFrontier Corp.	164,229
4,565	Marathon Oil Corp.	159,227
2,484	Noble Energy, Inc.	166,453
2,532	Occidental Petroleum Corp.	236,843
3,179	Phillips 66	183,810
5,341	Rosetta Resources, Inc. *	290,871
1,958	SM Energy Co.	151,138
3,197	Stone Energy Corp. *	103,679
2,660	Whiting Petroleum Corp. *	159,201
		3,931,582
	OIL & GAS SERVICES - 13.4%
979	Core Laboratories NV	165,657
3,641	Halliburton Co.	175,314
2,317	National Oilwell Varco, Inc.	180,981
1,645	Oil States International, Inc. *	170,192
1,607	Schlumberger Ltd.	141,995
5,231	Superior Energy Services, Inc. *	130,984
		965,123
	PACKAGING & CONTAINERS - 2.3%
2,939	Packaging Corp. of America	167,787

See accompanying notes to financial statements.

	Ascendant Natural Resources Master Fund
	PORTFOLIO OF INVESTMENTS (Continued)
	September 30, 2013
Shares		Value
	PIPELINES - 4.9%
2,384	Enterprise Products Partners LP	$ 145,519
3,955	Plains All American Pipeline LP	208,270
		353,789
	REITS - 5.9%
3,826	Rayonier, Inc.	212,917
7,468	Weyerhaeuser Co.	213,809
		426,726

	TOTAL COMMON STOCKS (Cost $5,332,235)	6,330,516

	EXCHANGE TRADED FUNDS - 7.5%
	COMMODITY FUND - 2.8%
1,552	SPDR Gold Shares *	198,920

	EQUITY FUNDS - 4.7%
4,950	iShares North America Natural Resources ETF	205,128
5,350	Market Vectors Gold Miners ETF	134,071
		339,199

	TOTAL EXCHANGE TRADED FUNDS (Cost $569,426)	538,119

	MUTUAL FUND - 1.8%
	CLOSED-ENDED FUND - 1.8%
14,830	Sprott Physical Silver Trust - Trust Unit * (Cost $115,526)	129,466

	SHORT-TERM INVESTMENT - 3.1%
	MONEY MARKET FUND - 3.1%
220,673	Dreyfus Cash Management, to yield 0.15% ** (Cost $220,673)	220,673

	TOTAL INVESTMENTS - 100.2% (Cost $6,237,860) (a)	$ 7,218,774
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)	(16,875)
	MEMBERS' CAPITAL - 100.0%	$ 7,201,899

(a) Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $6,299,363 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 1,040,774
	Unrealized Depreciation:	(121,363)
	Net Unrealized Appreciation:	$ 919,411
* Non-Income producing security.
** Money market fund; interest rate reflects seven-day effective yield on September 30, 2013.
ADR - American Depositary Receipt
REITS - Real Estate Investment Trusts

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES MASTER FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2013

ASSETS
Investment in Securities (identified cost $6,237,860)	$ 7,218,774
Dividends and interest receivable	4,283
Prepaid expenses and other assets	279
TOTAL ASSETS	7,223,336

LIABILITIES
Investment advisory fees payable	5,144
Fees payable to other affiliates	2,598
Payable for Fund shares repurchased	98
Accrued expenses and other liabilities	13,597
TOTAL LIABILITIES	21,437
MEMBER'S CAPITAL	$ 7,201,899

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES MASTER FUND
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2013

INVESTMENT INCOME
Dividends (less foreign tax withheld of $2,534)	$ 127,534
Interest	112
TOTAL INVESTMENT INCOME	127,646

EXPENSES
Investment advisory fees	52,578
Professional fees	22,758
Administrative services fees	17,452
Accounting services fees	13,421
Trustees fees and expenses	7,134
Compliance officer fees	4,411
Custodian fees	3,552
Printing and postage expenses	734
Insurance expense	150
Other expenses	462
TOTAL EXPENSES	122,652

NET INVESTMENT INCOME	4,994

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from:
Security transactions	(335,784)
Written Options	(81,355)
(417,139)

Net change in unrealized appreciation of investments	721,988

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	304,849

NET INCREASE IN MEMBERS' CAPITAL RESULTING FROM OPERATIONS	$ 309,843

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES MASTER FUND
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL

	For the	Period Ended
	Year Ended	September 30,
	September 30, 2013	2012*
INCREASE (DECREASE) IN MEMBERS' CAPITAL
FROM OPERATIONS
Net investment income (loss)	$ 4,994	$ (62,718)
Net realized loss from security transactions and written options	(417,139)	(106,886)
Net change in unrealized appreciation of investments	721,988	258,926
Net increase in Members' Capital resulting from operations	309,843	89,322

CONTRIBUTIONS/WITHDRAWALS
Contributions	4,332,000	4,148,481
Withdrawals	(1,410,097)	(267,650)
Net Contributions (Withdrawals)	2,921,903	3,880,831

TOTAL INCREASE IN MEMBERS' CAPITAL	3,231,746	3,970,153

MEMBERS' CAPITAL
Beginning of period	3,970,153	-
End of period	$ 7,201,899	$ 3,970,153

* The Ascendant Natural Resources Master Fund commenced operations on March 20, 2012

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES MASTER FUND
FINANCIAL HIGHLIGHTS

	Year Ended	Period Ended
	September 30,	September 30,
	2013	2012 (1)

Total return	4.15%	2.59%	(2)

Members' Capital, at end of period (000s)	$ 7,202	$ 3,970

Ratio of net expenses to average
Members' Capital (3)	1.98%	5.70%	(5)
Ratio of net investment income (loss)
to average Members' Capital (3)(4)	0.08%	(3.75)%	(5)

Portfolio Turnover Rate	62%	92%	(2)

(1)	Ascendant Natural Resources Master Fund commenced operations on March 20, 2012.
(2) Not annualized.
(3)	Does not include the expenses of other investment companies in which the Master Fund invests.
(4)	The recognition of net investment income (loss) by the Master Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Master Fund invests.
(5) Annualized.

See accompanying notes to financial statements.

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

1.

ORGANIZATION

The Ascendant Natural Resources Master Fund (the “Master Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Master Fund’s investment objective is to seek growth of capital.

The Master Fund operates under a “master/feeder fund” structure and, accordingly, certain of its investors are other investment funds (referred to as “Feeder Funds”) investing all or a substantial portion of their assets in the Master Fund. As of September 30, 2013, Ascendant Natural Resources Fund is the only investor invested in the Master Fund, and owns 100% of the members’ capital of the Master Fund.  For federal income tax purposes, the Master Fund is treated as a partnership, and each investor in the Master Fund is treated as the owner of its proportionate share of the members’ capital, income, expenses, and realized and unrealized gains and losses of the Master Fund. Accordingly, as a “pass-through” entity, the Master Fund pays no income dividends or capital gain distributions.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Master Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Master Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a the Master Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Master Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Master Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Master Fund has the ability to access.

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Master Fund’s assets measured at fair value:

Ascendant Natural Resources Master Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 6,330,516	$ -	$ -	$ 6,330,516
Exchange Traded Funds	538,119	-	-	538,119
Mutual Fund	129,466	-	-	129,466
Short-Term Investment	220,673	-	-	220,673
Total	$ 7,218,774	$ -	$ -	$ 7,218,774

There were no transfers into or out of Level 1, Level 2 or Level 3 during the year presented. It is the Master Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period.

The Master Fund did not hold any Level 2 or Level 3 securities during the year.

* See Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes – The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year. The Master Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Master Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012), or expected to be taken in the Master Fund’s 2013 tax returns. The Master Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Master Fund makes significant investments. The Master Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Master Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Master Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Master Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

3.

INVESTMENT TRANSACTIONS

For the year ended September 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $6,419,410 and $3,734,950, respectively.

4.

INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Ascendant Advisors, LLC serves as the Master Fund’s Investment Advisor (the “Advisor”). The Master Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Master Fund are also officers of GFS, and are not paid any fees directly by the Master Fund for serving in such capacities.

Pursuant to an Advisory Agreement between the Trust and Advisor, with respect to the Master Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Master Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Master Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

During the year ended September 30, 2013, AWM Services, LLC, a registered broker/dealer and an affiliate of the Master Fund executed trades on behalf of the Master Fund.  AWM Services, LLC received $8,924 in brokerage commissions.

Pursuant to a separate servicing agreement with GFS, the Master Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Master Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Master Fund.

In addition, certain affiliates of GFS provide ancillary services to the Master Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Master Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Master Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Master Fund.

Amounts owed to GFS for these various services as of September 30, 2013 are reported in the Statement of Assets and Liabilities as “Fees payable to affiliates”.

ASCENDANT NATURAL RESOURCES MASTER FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2013

5.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASU’s require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Master Fund’s financial statements.

6. PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

 Shares Voted

        Shares Voted Against

In Favor

               or Abstentions

Mark Garbin

  609,702,446

         7,380,704

Mark D. Gersten

  609,750,246

         7,332,904

John V. Palancia

  609,370,118

         7,713,033

Andrew Rogers

  609,691,730

         7,391,421

Mark H. Taylor

  608,885,975

         8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

7.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

ASCENDANT NATURAL RESOURCES MASTER FUND

EXPENSE EXAMPLES

September 30, 2013 (Unaudited)

As a shareholder of the Ascendant Natural Resources Master Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Ascendant Natural Resources Master Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 through September 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Ascendant Natural Resource Master Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Expenses Paid During Period* 4/1/13– 9/30/13	Expense Ratio During Period** 4/1/13 – 9/30/13
Actual	$1,000.00	$1,020.40	$10.18	2.01%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.99	$10.15	2.01%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**Annualized.

ASCENDANT FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

    Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)	100	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers 80 Arkay Drive**** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-527-2363.

9/30/13 – NLFT_v2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ascendant Natural Resources Master Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Ascendant Natural Resources Master Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the "Fund"), including the portfolio of investments, as of September 30, 2013, and related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period March 20, 2012 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ascendant Natural Resources Master Fund, as of September 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period March 20, 2012 through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

November 26, 2013

ASCENDANT FUNDS

SUPPLEMENTAL INFORMATION

September 30, 2013 (Unaudited)

Ascendant Balanced Fund, Ascendant Diversified Income & Growth Fund and Ascendant Natural Resources Fund (Adviser -  Ascendant Advisors, LLC)

 In connection with the regular meetings held on August 13 and 14, 2013 and September 24-25, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Ascendant Advisors, LLC (“Ascendant”) and the Trust, with respect to the Ascendant Balanced Fund, Ascendant Diversified Income & Growth Fund, Ascendant Natural Resources Fund and the Ascendant Natural Resources Master Fund (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

With respect to the Ascendant Natural Resources Fund and the Ascendant Natural Resources Master Fund, Counsel explained that the Funds have a “master/feeder” structure noting that the performance is generated at the master level.  For the purpose of this section, references to “Ascendant Natural Resources Fund” shall mean both the master and the feeder fund.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees discussed Ascendant’s history noting it was founded in 1970, and manages approximately $79.4 million in assets for high net worth families and institutions, providing active portfolio management of various strategies through several platforms including separately managed accounts, asset allocation strategies and mutual funds.  The Trustees reviewed and acknowledged as a positive that the key investment personnel responsible for servicing the Fund have impressive credentials which they obtained over 20 years of financial industry experience in portfolio management, trading and compliance and that there were no key personnel changes since the last contract approval.  They noted Ascendant provides research and analysis, execution, compliance and marketing services to the Fund, and in managing and constructing all portfolios, Ascendant primarily utilizes quantitative, some qualitative and objective research and analysis conducted on both technical and fundamental data which it has developed through 40 years of proprietary research to identify securities expected to outperform the market during specific time periods and modify the holdings into what its research identifies to be more attractive investments.  The Trustees acknowledged as a positive that Ascendant has an investment committee that sets the funds sector asset allocation based on their view of the macroeconomic market environment.  They considered that compliance to investment limitations is monitored by Ascendant utilizing checklists in addition to new trades being reviewed prior to execution to ensure they are compliant, and there have been no material compliance or litigation issues since the last contract approval.  The Board considered the decades of investment research experience and an investment philosophy that puts a premium on the quality of that research along with its strong professionals.  The Board concluded it is comfortable that Ascendant will continue to provide high quality service to the Fund and shareholders.

Performance.    The Trustees reviewed each Fund’s performance as compared to its peer group and Morningstar category.

Ascendant Balanced.  The Trustees noted the Fund returned 12.80% during the last year and 17.02% since inception, beating the returns of its peer group during both periods (9.15% and 9.80%, respectively) and the Morningstar Aggressive Allocation Category average since inception (16.29%).  They considered the Fund’s relative underperformance, as compared to the Morningstar category during the last year (14.65%), noting the underperformance was attributable to Ascendant’s conservative approach during the period.  They further considered that Ascendant had acknowledged in its 15(c) response that during strong positive equity markets the Fund may lag its category, but in down markets it has, and should, not typically see as much underperformance.  The Trustees noted Ascendant appears to take more risk than its peers in order to achieve the outperformance realized by the Fund.  After further discussion, the Trustees agreed that, although its risk is higher than the benchmark, Ascendant is achieving its objective of total return and its performance is acceptable.

Ascendant Diversified. The Trustees noted the Fund outperformed its benchmarks over the one year and since inception periods with returns of 15.81% and 21.12%, respectively, as compared to its peer group (11.39% and 12.18%, respectively) and the Morningstar Moderate Allocation Category average (13.84% and 15.24%, respectively), but slightly underperformed the Dow Jones US Select Dividend Index (17.22% and 21.59%, respectively).  They considered the appropriateness of the Fund’s benchmark index noting that the R-squared information provided suggests it may not be the best fit but, overall, is a reasonable benchmark for the Fund.  They noted the Fund’s beta indicates returns with more volatility and negative alpha indicates lost performance as compared to the benchmark index.  They further noted the Fund has a higher standard deviation than the benchmark index with a bit lower return resulting in a lower Sharpe ratio than the index, which is also indicative of lower risk adjusted returns.  They considered a positive that the Fund’s strategy has captured most of the upside and participated in less of the downside, and is achieving its objective of total return.

Ascendant Natural Resources. The Trustees noted the Fund outperformed the Morningstar Natural Resources Category average over the last one year (6.18% versus 3.71%) and since inception (6.80% versus 4.46%), and outperformed its peer group since inception (3.57%).  They further noted the Fund’s recent underperformance relative to its peer group (6.66%).  The Trustees considered that the recent underperformance is due to the Fund’s strategic long-term allocations to timber and agribusiness, which Ascendant believes offer excellent future growth opportunities.  The Trustees discussed the Fund’s volatility noting that its higher standard deviation and lower return are reflected in a lower Sharpe ratio than the Fund’s benchmark.  After further discussion, the Trustees concluded that although the Fund’s recent performance lags its benchmark, the Fund has performed well over time as compared to its Morningstar category, and Ascendant is achieving its objective of capital appreciation.

Fees and Expenses.

Ascendant Balanced.  The Trustees noted the Fund’s management fee is 1.10%, which is the third highest in its peer group.  They noted the fee is slightly higher than its peer group average of 1.00%, and higher than its Morningstar category average of 0.37%.  The Trustees considered, however, that the Fund is very small, compared to larger funds in the category which may benefit from economies of scale.  They further considered that the fee is lower than the fee charged by Ascendant to its other accounts.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, in light of the size of the Fund and the expense limitations currently in place, the Trustees agreed that the fees are reasonable.

Ascendant Diversified.  The Trustees noted the Fund’s management fee is 1.15% versus 0.98% for its peer group and 0.37% for the Morningstar category average.  They considered, however, that the fee is within the high low range of fees charged by its peer group funds (0.75% to 1.26%).  The Trustees considered, however, that the Fund is very small, compared to larger funds in the category which may benefit from economies of scale.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, in light of the size of the Fund and the expense limitations currently in place, the Trustees agreed that the fees are reasonable.

Ascendant Natural Resources.  The Trustees noted the Fund’s management fee of 1.35% is equal to the highest in its peer group (average 1.02%) and higher than Morningstar category average of 0.85%.  They considered, however, that the Fund’s net expense ratio has trended downward as the Fund’s assets grow, and agreed that they would expect that trend to continue as the Fund continues to grow.  The Trustees discussed the expense limitation agreement currently in place and noted Ascendant intends to renew the agreement.  After further discussion, in light of the size of the Fund and the expense limitations currently in place, the Trustees agreed that the fees are reasonable.

Economies of Scale.  The Trustees considered that Ascendant has been subsidizing the Funds for 2 years and noted that economies of scale are unlikely to be realized until Ascendant is able to recapture its fees.  They noted Ascendant indicated its willingness to consider breakpoints as each Fund’s assets grow. After discussion, the Trustees agreed that the absence of breakpoints was acceptable at this time.

Profitability.    The Trustees considered the anticipated profits to be realized by Ascendant in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Funds.  They noted that Ascendant is waiving its fees with respect to Ascendant Diversified and Ascendant Natural Resources.  The Trustees reviewed a profitability analysis provided by Ascendant and noted that, based on the information provided, Ascendant is not realizing a profit from its relationship with the Funds.  The Trustees concluded that it is unlikely Ascendant will be excessively profitable prior to the next renewal.

Conclusion.  Having requested and received such information from Ascendant as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure for each Fund is reasonable and that renewal of the Advisory Agreement with Ascendant Advisers LLC is in the best interests of the shareholders of the Funds.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-527-2363 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-527-2363.

INVESTMENT ADVISOR

Ascendant Advisors, LLC

Four Oaks Place

1330 Post Oaks Blvd., Suite 1550

Houston, TX 77056

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

  The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $23,000

2012 - $23,000

(b)

Audit-Related Fees

2013 - None

2012 - None

(c)

Tax Fees

2013 - $4,000

2012 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $4,000

2012 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/9/13